UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 11, 2018

Date of report (date of earliest event reported)

Surgery Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

310 Seven Springs Way, Suite 500

Brentwood, Tennessee  37027

(Address of principal executive offices) (Zip Code)

(615) 234-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition.

On October 11, 2018, Surgery Partners, Inc. (“Surgery Partners” or the “Company”) announced that it intends to raise $115 million of Incremental Term Loans (the “Incremental Term Loans”) to fund an existing pipeline of potential transactions and to replenish proceeds spent in the first half of 2018.

While the Company is still in the process of closing its third quarter ended September 30, 2018, in connection with the Incremental Term Loans, the Company is providing investors with the following preliminary unaudited estimates for the quarter:

•                  Surgical case volumes are projected to be in the range of 126,000 to 128,000 cases

•                  Same store revenues are projected to be up in the range of 9% to 11%, with modestly positive case volume growth and strong net revenue per case growth

•                  Revenues are expected to be in the range of $435 to $445 million

•                  Adjusted EBITDA is expected to be in the range of $57 to $60 million

•                  Credit Agreement EBITDA is expected to be in the range of $259 to $262 million

Preliminary Unaudited Selected Financial Data

These preliminary expectations regarding surgical case volumes, same store and total revenues and Adjusted EBITDA and Credit Agreement EBITDA for the quarter ended September 30, 2018 are the responsibility of management and are subject to quarter end and year-end adjustments in connection with the completion of our customary financial closing procedures, including management’s review and finalization and to accounting review procedures by our independent registered public accounting firm, which have not yet been performed.  Consequently, the results should not be viewed as a substitute for our earnings release and Quarterly Report on Form 10-Q, which are expected to be released no later than November 9, 2018.  Actual results may differ materially from our preliminary expectations.

Non-GAAP Financial Measures

Adjusted EBITDA and Credit Agreement EBITDA are financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and the Company’s definition and computation of these non-GAAP financial measures may vary from those used by other companies. These measures have limitations as analytical tools, and should not be considered in isolation or as a substitute or alternative to net income or loss, operating income or loss, cash flows from operating activities, total indebtedness or any other measures of operating performance, liquidity or indebtedness derived in accordance with GAAP.

The Company defines the term “Adjusted EBITDA” as income before income taxes adjusted for net income attributable to non-controlling interests, depreciation and amortization, interest expense, net, equity-based compensation expense, contingent acquisition compensation expense, transaction, integration and acquisition costs, reserve adjustments, loss on disposals and de-consolidations, net, gain on litigation settlements and certain other items that we do not believe are representative of our ongoing operations.  Credit Agreement Adjusted EBITDA refers to Adjusted EBITDA further adjusted for the impact of hurricanes, synergies and certain other adjustments.  The Company is unable to present a quantitative reconciliation of Adjusted EBITDA and Credit Agreement EBITDA to net income/loss for the period presented because management cannot reasonably predict with sufficient reliability all of the necessary components of net income/loss for the periods presented.  The Company has excluded the items reflected in the definition of Adjusted EBITDA and Credit Agreement EBITDA above from its projected Adjusted EBITDA and Credit Agreement EBITDA for the period presented and is likely to exclude these items from Adjusted EBITDA and Credit Agreement EBITDA in the future and may also exclude other similar items, the effect of which is uncertain but may be significant in amount.  The determination of the amounts that are excluded from non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts.

Forward-Looking Statements

Certain statements, including statements regarding the Incremental Term Loan, including its anticipated amount and use of proceeds, are forward-looking statements.   These statements are subject to risks and uncertainties, including, without limitation, that we may not be able to consummate the Incremental Term Loan transaction on the terms or timeline anticipated, if at all, and, even if the Incremental Term Loan is consummated, we may not be able to consummate acquisitions in the pipeline on commercially reasonable terms, or at all.  Management retains broad discretion to use the proceeds of any potential Incremental Term Loan.  See also the other factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for fiscal year 2017 filed with the Securities and Exchange Commission (the “SEC”) and other information we file with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2018.   You should read the Company’s annual and quarterly reports, when available, and any and all other filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements contained in this Current Report speak only as of the date of filing, and the Company undertakes no obligation to update or revise any forward-looking statements for any reason, except as required by law. The business of the Company is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties and should not place considerable reliance on the forward-looking statements contained herein.

Item 7.01 Regulation FD Disclosure

In connection with the Incremental Term Loan described above, the Company intends to make a presentation to prospective lenders.  Company is furnishing this presentation as Exhibit 99.1. The information in this Current Report and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	October 2018 Lender Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

By:	/s/ Jennifer Baldock
Jennifer Baldock
Senior Vice President, General Counsel

Date:  October 11, 2018